INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Schedule of income tax expenses
	December 31,
	2022	2021
U.S. federal tax benefit at statutory rate	$(2,320,057)	$(6,819,615)
State income tax benefit, net of federal benefit	(218,196)	(641,368)
Stock compensation	79,090	171,269
Other nondeductible, including IPR&D expense	-	5,032,981
Change in state tax rate	116,392	1,768,013
Federal and state net operating loss adjustments	423,066	745,439
Other, including effect of tax rate brackets	8,850	(73)
Change in realizability of IPR&D	-	229,750
Change in valuation allowance	1,910,855	(486,396)
	$-	$-

Schedule of tax effects of temporary differences and carry forwards
	December 31,
Deferred Tax Assets	2022	2021
Net operating loss carryforwards	$36,106,727	$35,291,097
Accruals and other	1,412,267	308,296
Capital loss carryforwards	2,258	11,003
Valuation allowance	(37,521,252)	(35,610,396)
Net deferred tax assets	-	-
Deferred Tax Liabilities
Other liabilities	-	-
Net Deferred Tax Liabilities	$-	$-